UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2012

Date of reporting period: April 30, 2012

Item 1.	Reports to Stockholders.

The TS&W Portfolios

The Advisors’ Inner Circle Fund

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
APRIL 30, 2012

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolios’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
APRIL 30, 2012

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended April 30, 2012 on the TS&W Portfolios managed by Thompson, Siegel & Walmsley LLC (“TS&W”).

On April 30, 2012 the Equity Portfolio’s value was $42,540,060 and the Fixed Income Portfolio’s value was $63,850,044. Our long-term goal for the Portfolios is to provide returns that exceed our benchmark indices over a complete economic or market cycle.

Participants in these Portfolios include the TS&W retirement plan, TS&W investment advisory clients, and others seeking investment management direction from TS&W. We encourage our clients to pursue a balanced investment approach, and where appropriate, utilize a combination of these Portfolios to achieve their specific investment objectives. The Portfolios are managed by the TS&W team of investment professionals utilizing a value investment philosophy. Our investment teams utilize a consistent investment process in managing all client portfolios.

Our equity portfolio managers use a unique four-factor quantitative screen combined with rigorous fundamental research conducted by experienced teams of analysts who are trying to answer three questions: Why is the stock inexpensive? What are the catalysts for change? And, are the catalysts sustainable?

Our fixed income team primarily focuses on yield curve/duration analysis, sector analysis, and security selection. Relative value analysis, historical spread relationships, and fundamental credit analysis are all used in the construction of fixed income portfolios.

TS&W Equity Portfolio

The TS&W Equity Portfolio experienced a positive return of 8.29% after fees and expenses, while the S&P 500 Index gained 12.77% in the six months ended April 30, 2012. For the most recent three-month period, the Equity Portfolio gained 4.58% after fees and expenses, while the benchmark index returned 7.08%.

Our approach to equity investing is value-oriented and fundamentally based. Over the past three plus years the markets have been driven by wildly varying emotional reactions to macro-economic factors — and as a result, fundamental developments have not been the focus of market participant’s attention as much as in longer time periods. This is both a challenge, as our performance has lagged the overall market, and an opportunity, as the market inefficiencies have created a broad pallet of investment candidates for the patient, fundamentally oriented investor. We own a

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

high quality portfolio selling at a discount to the market and at a substantial discount to historic valuation levels. We continue to see positive fundamental developments throughout our present holdings. Some of these stocks have been fairly recognized in the marketplace, and as their valuations have expanded we have been disciplined about reducing our position size. Other holdings have encountered fundamental disappointments, and we have likewise been disciplined about reducing or eliminating those names from our holdings. The third category is where the greatest source of frustration as well as the most likely source of opportunity lies – those being the names where the fundamental stories are intact but the market has not yet rewarded the company with a rising stock price. These stocks are the types of names we seek out when looking for portfolio additions, and to the extent we already own them then we will consider adding to the position size. Patience is required however, for as macro-economic issues drive headlines, individual company fundamentals can go unrecognized.

As others have said, “this is not our first rodeo”. We have experienced down cycles in relative performance before when our approach has been out of favor. Our experience tells us that a disciplined focus on our process and ongoing diligence in identifying specific company opportunities will pay off in time. Patience, focus, and discipline are our most powerful tools as we navigate the choppy waters of the current, uncertain environment. Our team is excited about the new names we are able to identify on a regular basis for inclusion in the portfolio as the current market environment, while daunting in its volatility and uncertainty, is rich in terms of unrewarded investment merit.

TS&W Fixed Income Portfolio

The TS&W Fixed Income Portfolio gained 3.75% after fees and expenses in the six-month fiscal period ended April 30, 2012. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index, returned 2.44% over the same period. For the most recent three-month period, the Fixed Income Portfolio was up 1.54% while the benchmark index return gained 0.53%.

The risk-on trade was in full swing for the six months ending April 30, 2012 in the fixed income markets as corporate bonds handily outperformed U.S Treasury bonds. High yield corporate bonds returned approximately 6.5% for the period, while investment grade corporate bonds returned 3.8%, and treasuries returned 1.9%. Indications of an improving economy, most notably better employment numbers, caused investors to move back into the corporate bond sector. The 10 year U.S. Treasury yield ended April 30, 2012 at 1.91% down from 2.11% at the end of October 2011.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

We expect the economy to continue to strengthen, albeit slowly, throughout the remainder of the year. Volatility may persist as countries around the world continue to struggle with high debt levels and moderate-to-negative GDP. Inflation should remain low due primarily to the tremendous amount of deleveraging that still needs to take place worldwide. Companies continue to improve balance sheets by refinancing and terming out their liabilities.

The TS&W Fixed Income Portfolio is structured with average portfolio duration in line to that of the benchmark Barclays U.S. Aggregate Bond Index at approximately 4.8 years. The average credit rating of the Portfolio is A2. We continue to find attractive opportunities throughout the corporate bond market and expect the Portfolio will carry a higher yield than the benchmark due to an overweight to corporate bonds with duration in line with the index.

Respectfully submitted,

Horace P. Whitworth, CFA	Lawrence E. Gibson, CFA
Co-Chief Executive Officer	Co-Chief Executive Officer

This represents the managers’ assessment of the Portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Definition of the Comparative Indices

Barclays U.S. Aggregate Bond Index is a fixed-income market value-weighted index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset backed securities. It includes fixed-rate issues of investment grade (BBB) or higher, with maturities of at least one year and outstanding par value of at least $250 million.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

TS&W Equity Top Ten Holdings at April 30, 2012

(as a percentage of Net Assets)

1.	General Electric	3.49%	6.	Rockwell Collins	1.98%
2.	Cisco Systems	3.32%	7.	Bed Bath & Beyond	1.97%
3.	International Business Machines	2.43%	8.	Siemens ADR	1.94%
4.	Microsoft	2.32%	9.	AT&T	1.94%
5.	Occidental Petroleum	2.02%	10.	Norfolk Southern	1.92%

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2012 (Unaudited)

SCHEDULE OF INVESTMENTS COMMON STOCK — 99.5%
	Shares	Value

CONSUMER DISCRETIONARY — 12.2%
Bed Bath & Beyond*	11,900	$837,641
Darden Restaurants	8,600	430,688
Ford Motor	42,500	479,400
Liberty Media-Interactive, Cl A*	39,400	742,296
Macy’s	14,100	578,382
News, Cl A	40,100	785,960
Target	13,500	782,190
Walt Disney	12,500	538,875

		5,175,432

CONSUMER STAPLES — 5.5%
HJ Heinz	8,000	426,480
Philip Morris International	6,800	608,668
Reynolds American	13,600	555,288
Unilever	22,500	772,875

		2,363,311

ENERGY — 11.9%
BP ADR	17,300	750,993
Chevron	5,900	628,704
EOG Resources	5,700	625,917
Exxon Mobil	8,400	725,256
National Oilwell Varco	5,300	401,528
Noble	14,400	548,064
Occidental Petroleum	9,400	857,468
Patterson-UTI Energy	13,500	218,295
Sunoco	6,100	300,669

		5,056,894

FINANCIALS — 13.1%
Annaly Capital Management	22,900	373,728
CBRE Group, Cl A*	22,600	425,106
Chubb	6,500	474,955
Citigroup	15,900	525,336
Comerica	23,700	758,874
Hartford Financial Services Group	15,100	310,305
JPMorgan Chase	14,400	618,912

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued
	Shares	Value

FINANCIALS — continued
Prudential Financial	10,200	$617,508
SunTrust Banks	24,100	585,148
Unum Group	9,100	216,034
WR Berkley	18,000	677,880

		5,583,786

HEALTH CARE — 12.5%
Abbott Laboratories	10,300	639,218
Baxter International	13,300	736,953
Hologic*	33,100	632,872
Johnson & Johnson	9,800	637,882
Merck	17,300	678,852
Novartis ADR	7,900	435,843
Pfizer	24,500	561,785
UnitedHealth Group	10,700	600,805
WellPoint	6,100	413,702

		5,337,912

INDUSTRIALS — 15.7%
Deere	7,500	617,700
Foster Wheeler*	26,300	604,900
General Electric	75,800	1,484,164
L-3 Communications Holdings	7,100	522,134
Norfolk Southern	11,200	816,816
Northrop Grumman	11,400	721,392
Rockwell Collins	15,100	843,939
Siemens ADR	8,900	826,543
Xylem	8,200	228,616

		6,666,204

INFORMATION TECHNOLOGY — 20.1%
Applied Materials	35,800	429,242
CA	15,800	417,436
Cisco Systems	70,000	1,410,500
Corning	42,700	612,745
EMC*	22,900	646,009
International Business Machines	5,000	1,035,400
Jabil Circuit	26,200	614,390

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2012 (Unaudited)

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — continued
Microsoft	30,800	$986,216
Oracle	25,100	737,689
SanDisk*	15,300	566,253
Symantec*	27,600	455,952
Xilinx	17,400	633,012

		8,544,844

MATERIALS — 2.5%
Freeport-McMoRan Copper & Gold	12,300	471,090
Monsanto	7,800	594,204

		1,065,294

TELECOMMUNICATION SERVICES — 2.9%
AT&T	25,100	826,041
Vodafone Group ADR	14,500	403,535

		1,229,576

UTILITIES — 3.1%
CenterPoint Energy	20,000	404,200
Dominion Resources	7,900	412,301
National Grid ADR	8,900	481,401

		1,297,902

TOTAL COMMON STOCK (Cost $37,693,044)		42,321,155

TOTAL INVESTMENTS — 99.5% (Cost $37,693,044)		$42,321,155

Percentages are based on Net Assets of $42,540,060.

* Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

As of April 30, 2012, all of the Portfolio’s investments were considered Level 1, in accordance with ASC 820. For the six-month period ended April 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six-month period ended April 30, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2012 (Unaudited)

At April 30, 2012, sector diversification of the Portfolio was as follows:

Sector Diversification	% of Net Assets	Value
Common Stock
Information Technology	20.1%	$8,544,844
Industrials	15.7	6,666,204
Financials	13.1	5,583,786
Health Care	12.5	5,337,912
Consumer Discretionary	12.2	5,175,432
Energy	11.9	5,056,894
Consumer Staples	5.5	2,363,311
Utilities	3.1	1,297,902
Telecommunication Services	2.9	1,229,576
Materials	2.5	1,065,294

Total Common Stock	99.5	42,321,155

Total Investments	99.5	42,321,155
Total Other Assets and Liabilities	0.5	218,905

Net Assets	100.0%	$42,540,060

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
APRIL 30, 2012 (Unaudited)

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 53.9%
	Face Amount	Value

CONSUMER DISCRETIONARY — 6.5%
AutoZone 4.000%, 11/15/20	$455,000	$482,513
Cooper Tire & Rubber 8.000%, 12/15/19	500,000	541,250
Foot Locker 8.500%, 01/15/22	750,000	794,062
Goodyear Tire & Rubber 8.250%, 08/15/20	500,000	528,750
Macy’s Retail Holdings 7.600%, 06/01/25	500,000	573,474
NetFlix 8.500%, 11/15/17	650,000	702,000
Regal Entertainment Group 9.125%, 08/15/18	500,000	553,750

		4,175,799

CONSUMER STAPLES — 1.6%
Hershey 5.450%, 09/01/16	860,000	1,009,268

ENERGY — 3.7%
Arch Coal 7.250%, 10/01/20	300,000	268,500
McMoRan Exploration 11.875%, 11/15/14	415,000	435,750
Stone Energy 8.625%, 02/01/17	575,000	605,188
Total Capital International 2.875%, 02/17/22	370,000	369,677
Valero Energy 7.500%, 04/15/32	600,000	699,291

		2,378,406

FINANCIALS — 24.2%
Aflac 8.500%, 05/15/19	525,000	693,745
Aircastle 9.750%, 08/01/18	450,000	496,125

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
APRIL 30, 2012 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
Aspen Insurance Holdings 6.000%, 08/15/14	$1,025,000	$1,098,139
Capital One Capital V 10.250%, 08/15/39	500,000	521,250
CBRE Services 11.625%, 06/15/17	300,000	341,250
Citigroup 6.010%, 01/15/15	875,000	946,880
Fairfax Financial Holdings 5.800%, 05/15/21(B)	278,000	270,108
General Electric Capital 5.300%, 02/11/21	500,000	550,575
General Electric Capital MTN 5.625%, 09/15/17	385,000	442,848
Genworth Financial 8.625%, 12/15/16	395,000	430,493
Genworth Financial 7.625%, 09/24/21	350,000	345,589
Goldman Sachs Capital II 5.793%, 06/01/43(A)	500,000	343,750
Goldman Sachs Group 5.250%, 07/27/21	870,000	880,403
HCP 3.750%, 02/01/19	380,000	382,940
HUB International Holdings 10.250%, 06/15/15(B)	500,000	511,250
Jefferies Group 6.250%, 01/15/36	600,000	523,500
Markel 7.125%, 09/30/19	915,000	1,057,676
Morgan Stanley 5.500%, 07/28/21	210,000	205,303
Morgan Stanley MTN 6.625%, 04/01/18	850,000	888,457
National Rural Utilities Cooperative Finance 10.375%, 11/01/18	500,000	733,521
Raymond James Financial 8.600%, 08/15/19	640,000	779,914

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
APRIL 30, 2012 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
RenRe North America Holdings 5.750%, 03/15/20	$850,000	$908,940
Torchmark 9.250%, 06/15/19	710,000	890,948
Wachovia Bank MTN 6.180%, 02/15/36	406,000	454,002
Willis North America 6.200%, 03/28/17	684,000	771,076

		15,468,682

HEALTH CARE — 4.6%
Amgen 4.100%, 06/15/21	640,000	683,388
Medtronic 3.125%, 03/15/22	1,000,000	1,025,112
Owens & Minor 6.350%, 04/15/16	735,000	807,056
Thermo Fisher Scientific 3.600%, 08/15/21	400,000	431,250

		2,946,806

INDUSTRIALS — 5.2%
Air Canada 9.250%, 08/01/15(B)	500,000	486,250
Ingersoll-Rand Global Holding 9.500%, 04/15/14	630,000	724,086
Kratos Defense & Security Solutions 10.000%, 06/01/17	500,000	537,500
Libbey Glass 10.000%, 02/15/15	350,000	373,188
Oshkosh 8.250%, 03/01/17	700,000	759,500
Triumph Group 8.000%, 11/15/17	375,000	407,812

		3,288,336

INFORMATION TECHNOLOGY — 2.8%
Corning 7.250%, 08/15/36	350,000	426,082

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
APRIL 30, 2012 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INFORMATION TECHNOLOGY — continued
eBay 3.250%, 10/15/20	$625,000	$648,042
Kemet 10.500%, 05/01/18	350,000	376,250
Unisys 12.500%, 01/15/16	294,000	312,375

		1,762,749

MATERIALS — 1.3%
Allegheny Technologies 9.375%, 06/01/19	250,000	315,959
Methanex 6.000%, 08/15/15	500,000	529,990

		845,949

TELECOMMUNICATION SERVICES — 3.0%
Cincinnati Bell 8.375%, 10/15/20	450,000	450,000
Frontier Communications 8.500%, 04/15/20	500,000	520,000
Time Warner 6.250%, 03/29/41	440,000	511,678
Verizon Virginia 7.625%, 12/01/12	400,000	414,423

		1,896,101

UTILITIES — 1.0%
NRG Energy 8.500%, 06/15/19	620,000	632,400

TOTAL CORPORATE OBLIGATIONS (Cost $33,196,057)		34,404,496

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
APRIL 30, 2012 (Unaudited)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 24.0%
	Face Amount	Value

Federal Home Loan Mortgage Corporation Gold
6.000%, 01/01/28	$180,883	$200,081
6.000%, 07/01/33	85,843	96,135
6.000%, 10/01/35	261,627	290,212
4.500%, 09/01/39	430,527	459,344
4.500%, 11/01/39	918,881	980,385
4.000%, 04/01/31	900,406	964,437
3.000%, 10/01/26	1,772,769	1,852,839
Federal National Mortgage Association
5.500%, 01/01/36	322,890	354,939
5.000%, 11/01/23	492,568	533,795
5.000%, 08/01/33	275,862	300,016
5.000%, 11/01/33	235,884	256,538
5.000%, 10/01/35	410,171	445,957
5.000%, 03/01/38	1,173,934	1,275,621
4.500%, 04/01/39	803,405	860,694
4.000%, 10/01/31	960,505	1,029,109
4.000%, 06/01/39	1,303,994	1,380,629
4.000%, 07/01/40	800,354	847,671
4.000%, 10/01/41	1,849,609	1,959,176
3.500%, 11/01/25	307,148	324,409
3.500%, 08/01/26	845,282	892,785

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (Cost $14,913,667)		15,304,772

U.S. TREASURY OBLIGATIONS — 10.3%
U.S. Treasury Bond 3.125%, 02/15/42	1,500,000	1,504,218
U.S. Treasury Notes
4.000%, 08/15/18	500,000	588,476
2.125%, 08/15/21	1,080,000	1,107,675
1.750%, 05/31/16	1,975,000	2,065,109
1.500%, 08/31/18	800,000	817,000
1.250%, 10/31/15	500,000	512,930

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,497,189)		6,595,408

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
APRIL 30, 2012 (Unaudited)

PREFERRED STOCK — 6.6%
	Shares/ Face Amount	Value

FINANCIALS — 5.7%
Aegon, 7.250%	25,000	$622,000
Allianz, 8.375%	40,000	1,056,252
Ameriprise Financial, 7.750%	17,400	497,640
Citigroup Capital XII, 8.500%(A)	20,000	514,800
Federal Home Loan Mortgage, Ser Z, 8.375%*(A)	35,000	43,750
ING Groep, 7.375%	17,300	414,162
Vornado Realty Trust, Ser H, 6.750%(C)	20,000	503,000

		3,651,604

UTILITIES — 0.9%
Dominion Resources, Ser A, 8.375%	20,000	571,000

TOTAL PREFERRED STOCK (Cost $4,875,701)		4,222,604

OTHER MORTGAGE-BACKED OBLIGATION — 1.2%
JPMorgan Chase Commercial Mortgage Securities, Ser 2011-C5, Cl A2 3.149%, 08/15/46 (Cost $741,500)	$735,000	775,584

REPURCHASE AGREEMENT — 4.0%
Morgan Stanley 0.050%, dated 04/30/12, to be repurchased on 05/01/12, repurchase price $2,544,997 (collateralized by a U.S. Treasury Note, par value $2,578,432, 0.375%, 05/15/12, with a total market value $2,595,907) (Cost $2,544,997)	2,544,997	2,544,997

TOTAL INVESTMENTS — 100.0% (Cost $62,769,111)		$63,847,861

Percentages are based on Net Assets of $63,850,044.

*	Non-income producing security.
(A)	Variable rate security — Rate disclosed is the rate in effect on April 30, 2012.
(B)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. The total value of these securities was $1,267,608 and represented 2.0% of Net Assets.
(C)	Real Estate Investment Trust

Cl — Class

MTN — Medium Term Note

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO
APRIL 30, 2012 (Unaudited)

The following is a summary of the inputs used as of April 30, 2012 in valuing the Portfolio’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$34,404,496	$—	$34,404,496
U.S. Government Agency Mortgage-Backed Obligations	—	15,304,772	—	15,304,772
U.S. Treasury Obligations	—	6,595,408	—	6,595,408
Preferred Stock	4,222,604	—	—	4,222,604
Other Mortgage-Backed Obligation	—	775,584	—	775,584
Repurchase Agreement	—	2,544,997	—	2,544,997

Total Investments in Securities	$4,222,604	$59,625,257	$—	$63,847,861

For the six-month period ended April 30, 2012, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the six-month period ended April 30, 2012, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

At April 30, 2012, sector diversification of the Portfolio was as follows:

Sector Diversification	% of Net Assets	Value
Corporate Obligations
Financials	24.2%	$15,468,682
Consumer Discretionary	6.5	4,175,799
Industrials	5.2	3,288,336
Health Care	4.6	2,946,806
Energy	3.7	2,378,406
Telecommunication Services	3.0	1,896,101
Information Technology	2.8	1,762,749
Consumer Staples	1.6	1,009,268
Materials	1.3	845,949
Utilities	1.0	632,400

Total Corporate Obligations	53.9	34,404,496
U.S. Government Agency Mortgage-Backed Obligations	24.0	15,304,772

U.S. Treasury Obligations	10.3	6,595,408

Preferred Stock	6.6	4,222,604

Other Mortgage-Backed Obligation	1.2	775,584

Repurchase Agreement	4.0	2,544,997

Total Investments	100.0	63,847,861
Total Other Assets and Liabilities	0.0	2,183

Net Assets	100.0%	$63,850,044

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
APRIL 30, 2012 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Equity Portfolio	Fixed Income Portfolio
Assets:
Investments at Value (Cost $37,693,044 and $62,769,111, respectively)	$42,321,155	$63,847,861
Receivable for Investment Securities Sold	518,264	587,619
Dividends and Interest Receivable	32,219	684,306
Receivable due from Investment Adviser	—	15,095
Prepaid Expenses	7,751	9,317

Total Assets	42,879,389	65,144,198

Liabilities:
Payable to Custodian	263,865	—
Payable due to Investment Adviser	26,383	23,486
Payable due to Administrator	8,251	12,241
Chief Compliance Officer Fees Payable	1,546	2,178
Payable for Trustees’ Fees	1,500	1,955
Payable for Investment Securities Purchased	—	1,178,753
Payable for Income Distributions	—	16,325
Payable for Capital Shares Redeemed	—	15,519
Other Accrued Expenses	37,784	43,697

Total Liabilities	339,329	1,294,154

Net Assets	$42,540,060	$63,850,044

NET ASSETS:
Paid-in-Capital	$41,981,322	$62,340,873
Undistributed (Distributions in Excess of) Net Investment Income	31,448	(11,089)
Accumulated Net Realized Gain (Loss) on Investments	(4,100,821)	441,510
Net Unrealized Appreciation on Investments	4,628,111	1,078,750

Net Assets	$42,540,060	$63,850,044

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,867,311	6,172,504

Net Asset Value, per Share	$11.00	$10.34

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS
FOR THE SIX MONTHS ENDED
APRIL 30, 2012 (Unaudited)

STATEMENTS OF OPERATIONS

	Equity Portfolio	Fixed Income Portfolio
Investment Income:
Dividends	$511,338	$147,003
Interest	46	1,363,714
Less: Foreign Taxes Withheld	(5,378)	—

Total Income	506,006	1,510,717

Expenses:
Investment Advisory Fees	161,016	140,070
Administration Fees	50,794	73,636
Trustees’ Fees	4,007	5,582
Chief Compliance Officer Fees	2,524	3,437
Transfer Agent Fees	23,763	27,618
Shareholder Servicing Fees	14,436	16,005
Audit Fees	10,220	10,247
Legal Fees	8,893	12,384
Filing and Registration Fees	8,504	9,180
Printing Fees	6,744	9,170
Custodian Fees	2,674	2,486
Other Expenses	5,368	14,388

Total Expenses	298,943	324,203

Less:
Waiver of Investment Advisory Fees	—	(90,748)
Fees Paid Indirectly — Note 4	(6)	(5)

Net Expenses	298,937	233,450

Net Investment Income	207,069	1,277,267

Net Realized Gain on Investments	855,450	442,556
Net Change in Unrealized Appreciation	2,375,105	635,099

Net Realized and Unrealized Gain on Investments	3,230,555	1,077,655

Net Increase in Net Assets Resulting from Operations	$3,437,624	$2,354,922

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net Investment Income	$207,069	$350,779
Net Realized Gain on Investments	855,450	1,916,567
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,375,105	(932,832)

Net Increase in Net Assets Resulting from Operations	3,437,624	1,334,514

Dividends:
Net Investment Income	(175,618)	(408,414)

Total Dividends	(175,618)	(408,414)

Capital Share Transactions:
Issued	1,069,305	3,277,252
Reinvestment of Distributions	171,074	398,273
Redeemed	(5,386,025)	(6,835,497)

Net Decrease in Net Assets from Capital Share Transactions	(4,145,646)	(3,159,972)

Total Decrease in Net Assets	(883,640)	(2,233,872)

Net Assets:
Beginning of Period	43,423,700	45,657,572

End of Period (including undistributed (distributions in excess of) net investment income of $31,448 and $(3), respectively)	$42,540,060	$43,423,700

Share Transactions:
Issued	104,031	312,198
Reinvestment of Distributions	16,176	37,645
Redeemed	(509,569)	(653,277)

Net Decrease in Shares Outstanding from Share Transactions	(389,362)	(303,434)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2012 (Unaudited)	Year Ended October 31, 2011
Operations:
Net Investment Income	$1,277,267	$2,520,029
Net Realized Gain on Investments	442,556	1,134,716
Net Change in Unrealized Appreciation (Depreciation) on Investments	635,099	(1,380,533)

Net Increase in Net Assets Resulting from Operations	2,354,922	2,274,212

Dividends and Distributions:
Net Investment Income	(1,353,640)	(2,638,292)
Net Realized Gain	(1,031,988)	(994,071)

Total Dividends and Distributions	(2,385,628)	(3,632,363)

Capital Share Transactions:
Issued	6,382,513	7,232,157
Reinvestment of Distributions	2,199,537	3,360,680
Redeemed	(6,129,227)	(8,592,908)

Net Increase in Net Assets from Capital Share Transactions	2,452,823	1,999,929

Total Increase in Net Assets	2,422,117	641,778

Net Assets:
Beginning of Period	61,427,927	60,786,149

End of Period (including undistributed (distributions in excess of) net investment income of $(11,089) and $65,284, respectively)	$63,850,044	$61,427,927

Share Transactions:
Issued	623,363	700,352
Reinvestment of Distributions	215,518	327,275
Redeemed	(597,522)	(828,123)

Net Increase in Shares Outstanding from Share Transactions	241,359	199,504

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Six Months Ended April 30, 2012 (Unaudited)		Years Ended October 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.20		$10.01	$8.97	$8.58	$14.24	$14.19

Income from Operations:
Net Investment Income(1)	0.05		0.08	0.05	0.09	0.12	0.10
Net Realized and Unrealized Gain (Loss)	0.79		0.20	1.05	0.38	(4.59)	1.96

Total from Operations	0.84		0.28	1.10	0.47	(4.47)	2.06

Redemption Fees	—		—	—	—	—	— †

Dividends and Distributions:
Net Investment Income	(0.04)		(0.09)	(0.06)	(0.08)	(0.12)	(0.13)
Net Realized Gain	—		—	—	—	(1.07)	(1.88)
Return of Capital	—		—	—	—	— †	—

Total Dividends and Distributions	(0.04)		(0.09)	(0.06)	(0.08)	(1.19)	(2.01)

Net Asset Value, End of Period	$11.00		$10.20	$10.01	$8.97	$8.58	$14.24

Total Return††	8.29%		2.80%	12.28%	5.64%	(34.02)%	15.91%

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$42,540		$43,424	$45,658	$43,227	$39,198	$55,678
Ratio of Expenses to Average Net Assets(2)	1.39	%(3)	1.34%	1.30%	1.40%	1.22%	1.24%
Ratio of Net Investment Income to Average Net Assets	0.97	%(3)	0.75%	0.57%	1.08%	1.00%	0.76%
Portfolio Turnover Rate	8%		30%	34%	41%	46%	52%

†	Amount was less than $0.01 per share.
††	Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
(1)	Per share calculations were performed using average shares for the year or period.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.39%, 1.34%, 1.30%, 1.40%, 1.22% and 1.23% for the six months ended April 30, 2012 and the fiscal years ended 2011, 2010, 2009, 2008 and 2007, respectively.
(3)	Annualized.

Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W FIXED INCOME
PORTFOLIO

FINANCIAL HIGHLIGHTS

	Selected Per Share Data & Ratios For a Share Outstanding Throughout Each Year or Period

	Six Months Ended April 30, 2012 (Unaudited)		Years Ended October 31,
			2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.36		$10.61	$10.00	$8.60	$9.98	$10.01

Income from Operations:
Net Investment Income(1)	0.21		0.44	0.48	0.47	0.48	0.48
Net Realized and Unrealized Gain (Loss)	0.17		(0.05)	0.61	1.40	(1.37)	(0.04)

Total from Operations	0.38		0.39	1.09	1.87	(0.89)	0.44

Dividends and Distributions:
Net Investment Income	(0.22)		(0.46)	(0.48)	(0.47)	(0.49)	(0.47)
Net Realized Gain	(0.18)		(0.18)	—	—	—	—

Total Dividends and Distributions	(0.40)		(0.64)	(0.48)	(0.47)	(0.49)	(0.47)

Net Asset Value, End of Period	$10.34		$10.36	$10.61	$10.00	$8.60	$9.98

Total Return†	3.75%		3.91%	11.16%	22.23%	(9.35)%	4.50%

Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$63,850		$61,428	$60,876	$52,344	$44,055	$48,420
Ratio of Expenses to Average Net Assets(2)	0.75	%(3)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.04	%(3)	1.03%	1.00%	1.09%	0.95%	1.00%
Ratio of Net Investment Income to Average Net Assets	4.11	%(3)	4.27%	4.63%	5.01%	4.87%	4.81%
Portfolio Turnover Rate	38%		93%	89%	147%	103%	68%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total return would have been lower had the Adviser not waived a portion of its fees during the period.
(1)	Per share calculations were performed using average shares for the year or period.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.
(3)	Annualized.

Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 41 portfolios. The financial statements herein are those of the TS&W Equity Portfolio, a diversified portfolio and the TS&W Fixed Income Portfolio, a diversified portfolio (the “Portfolios”). The TS&W Equity Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The TS&W Fixed Income Portfolio seeks maximum long-term total return consistent with reasonable risk to principal, by investing primarily in investment grade debt securities of varying maturities. The Portfolios may change their investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the Significant Accounting Policies followed by the Portfolios.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolios’ Board of Trustees (the “Board”). The Portfolios’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of April 30, 2012, there were no securities valued in accordance with fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Portfolios disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolios have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices,

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the six months ended April 30, 2012, there have been no significant changes to the Trust’s fair valuation methodology.

Federal Income Taxes — It is the Portfolios’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing the Portfolios’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolios did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2012, the Portfolios did not have a liability for any unrecognized tax benefits. The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the six months the Portfolios did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Repurchase Agreements — In connection with transactions involving repurchase agreements, a third party custodian bank takes possession of the underlying securities (“collateral”), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated category by an NRSRO, as determined by the Adviser. In the event of default on the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The TS&W Equity Portfolio distributes substantially all of its net investment income, if any, quarterly. The TS&W Fixed Income Portfolio declares all of its net investment income, if any, daily and distributes it monthly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — With respect to the Portfolios, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The TS&W Equity Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the six

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

months ended April 30, 2012 and the year ended October 31, 2011 there were no redemption fees retained by the TS&W Equity Portfolio.

3.	Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”) and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.	Administration, Shareholder Servicing, Distribution, Transfer Agent and Custodian Agreements:

The Portfolios and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services for an annual fee equal to the higher of $125,000 for one portfolio, $250,000 for two portfolios, $350,000 for three portfolios, plus $75,000 per additional portfolio, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Portfolios’ average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolios for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolios that were serviced by the financial representative. Such fees are paid by the Portfolios to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolios’ transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been serviced directly through the transfer agent. All fees in excess of this calculated amount are paid by Thompson, Siegel & Walmsley LLC (the “Adviser”). These fees are disclosed on the Statements of Operations as “Shareholder Servicing Fees”.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

The Portfolios earned cash management credits which are used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Union Bank, N.A. acts as Custodian (the “Custodian”) for the Portfolios. The Custodian plays no role in determining the investment policies of the Portfolios or which securities are to be purchased or sold by the Portfolios.

5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolios at a fee calculated at an annual rate of the average daily net assets for each Portfolio, as follows:

TS&W Portfolios	Rate
Equity	0.75%
Fixed Income	0.45%

For each Portfolio, the Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolios’ total annual operating expenses from exceeding 1.50% and 0.75%, of the average daily net assets of TS&W Equity Portfolio and TS&W Fixed Income Portfolio, respectively. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

6.	Investment Transactions:

For the six months ended April 30, 2012, the purchases and sales and maturities of investment securities other than long-term U.S. Government and short-term securities were:

TS&W Portfolios	Purchases	Sales and Maturities
Equity	$3,246,757	$7,402,643
Fixed Income	9,391,602	12,983,354

Purchases and sales and maturities of long-term U.S. Government securities were $15,046,435 and $9,741,140, respectively for the TS&W Fixed Income Portfolio. There were no purchases or sales and maturities of long-term U.S. Government securities for the TS&W Equity Portfolio.

7.	Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

As a result, net investment income (loss) and net realized gain or (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

TS&W Portfolios	Ordinary Income	Long-Term Capital Gain	Total
Equity
2011	$408,414	$—	$408,414
2010	275,050	—	275,050
Fixed Income
2011	$3,503,686	$128,677	$3,632,363
2010	2,630,894	—	2,630,894

As of October 31, 2011, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

	TS&W Portfolios
	Equity	Fixed Income
Undistributed Ordinary Income	$—	$701,615
Undistributed Long-Term Capital Gain	—	628,416
Capital Loss Carryforwards	(4,939,360)	—
Unrealized Appreciation	2,236,099	439,493
Other Temporary Differences	(7)	(229,647)

Total Distributable Earnings/ (Accumulated Losses)	$(2,703,268)	$1,539,877

For Federal income tax purposes, capital carryforwards represent realized losses of the Portfolios that may be carried forward for a maximum of eight years and applied against future capital gains as follows:

TS&W Portfolios	Expires 2017	Total Capital Loss Carryforward 10/31/11
Equity.	$4,939,360	$4,939,360

During the year ended October 31, 2011, the TS&W Equity Portfolio utilized $1,902,094 of capital loss carryforwards to offset capital gains.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

The Federal tax cost and aggregate gross unrealized appreciation and (depreciation) for the investments held (excluding accumulated foreign capital gains tax on appreciated securities and foreign currency) by the Portfolios at April 30, 2012, were as follows:

TS&W Portfolios	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Equity.	$37,708,316	$6,872,748	$(2,259,909)	$4,612,839
Fixed Income	62,769,111	2,297,600	(1,218,850)	1,078,750

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Portfolios will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

8.	Concentration of Risk:

The market values of the TS&W Fixed Income Portfolio investments will change in response to interest rate changes and other factors. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Portfolio’s share price to fall. Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Portfolio to keep its money invested at lower rates. Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Portfolio to reinvest the money at a lower interest rate.

The credit rating or financial condition of an issuer may affect the value of a debt security. Generally, the lower the quality rating of a security, the greater the risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is more likely to pay interest and repay principal than an issuer of a lower rated bond. Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

9.	Other:

At April 30, 2012, the percentage of total shares outstanding held by a limited number of shareholders for each Portfolio, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

TS&W Portfolios	No. of Shareholders	% Ownership
Equity	1	73%
Fixed Income	1	73%

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10.	Recent Accounting Pronouncement:

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management has evaluated the implications of ASU 2011-04 and does not believe adoption will have a material impact on the financial statements.

11.	Subsequent Events:

The Portfolios have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Portfolio Return. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Portfolio under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

DISCLOSURE OF PORTFOLIO EXPENSES (concluded) (Unaudited)

	Beginning Account Value 11/1/11	Ending Account Value 4/30/12	Annualized Expense Ratios	Expenses Paid During Period*
TS&W Equity Portfolio
Actual Fund Return
Institutional Shares	$1,000.00	$1,082.90	1.39%	$7.20

Hypothetical 5% Return
Institutional Shares	1,000.00	1,017.95	1.39	6.97
TS&W Fixed Income Portfolio
Actual Fund Return
Institutional Shares	$1,000.00	$1,037.50	0.75%	$3.80

Hypothetical 5% Return
Institutional Shares	1,000.00	1,021.13	0.75	3.77

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

BOARD CONSIDERATIONS IN RE-APPROVING THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”) must annually review and re-approve the existing Advisory Agreement after its initial two-year term: (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolios; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board calls and holds a meeting to decide whether to renew the Advisory Agreement for an additional one-year term. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other service providers of the Portfolios may submit to the Board, to help them decide whether to renew the Advisory Agreement for an additional year.

Prior to this year’s meeting held on November 15-16, 2011, the Board, including the Independent Trustees advised by their independent legal counsel, reviewed written materials from the Adviser regarding, among other things: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Portfolios and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Portfolios; (iv) the extent to which economies of scale would be realized as the Portfolios grow; and (v) whether fee levels reflect these economies of scale for the benefit of Portfolio investors, as discussed in further detail below.

At the meeting, representatives from the Adviser, along with other Portfolio service providers, presented additional oral and written information to help the Board evaluate the Adviser’s fee and other aspects of the Advisory Agreement. Among other things, the representatives provided an overview of the Adviser, including its history, assets under management, personnel, organizational structure, approach to risk management, best execution, use of soft dollars and business plan. The Adviser’s representatives also reviewed each Portfolio’s portfolio composition with respect to sector weightings and top ten holdings. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser’s oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement, and did not identify any single piece of information discussed below that was all-important, controlling or determinative of its decision.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Nature, Extent, and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Portfolios, including the quality and continuity of the Adviser’s portfolio management personnel. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the background and experience of the portfolio managers primarily responsible for the day-to-day management of the Portfolios.

The Trustees also considered other services to be provided to the Portfolios by the Adviser, such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to each Portfolio’s investment restrictions, and monitoring compliance with various Portfolio policies and procedures and with applicable securities regulations. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Portfolios by the Adviser.

Investment Performance of the Portfolios

The Board was provided with information regarding each Portfolio’s performance since the Advisory Agreement was last renewed, as well as information regarding each Portfolio’s performance since its inception. The Board also compared each Portfolio’s performance to its benchmark index and other similar mutual funds over various periods of time. At the meeting, the representatives from the Adviser provided information regarding and led a discussion of factors impacting the performance of each Portfolio over the past year, outlining current market conditions and explaining the Adviser’s expectations and strategies for the future. In particular, the representatives discussed the TS&W Equity Portfolio’s performance, noting that the Portfolio’s focus on “value style” securities had caused it to underperform its benchmark during recent years which, as a result, negatively impacted the Portfolio’s long-term average annual total returns. The representatives then reviewed the Portfolio’s relative returns in comparison with the Russell 1000 Value Index, which measures the performance of the large-cap value segment of the U.S. equity market, and noted that the Portfolio’s relative returns were generally higher than those of that index. With respect to the TS&W Fixed Income Portfolio, the Board noted that although the Portfolio underperformed its benchmark over recent periods of time, its long-term performance was generally favorable to that of its respective benchmark index and did not necessitate any significant additional review. Based on this information, the Board concluded that it was satisfied with the investment results that the Adviser had been able to achieve for the Portfolios.

THE ADVISORS’ INNER CIRCLE FUND	THE TS&W PORTFOLIOS

Costs of Advisory Services, Profitability and Economies of Scale

In concluding that the advisory fee payable by the Portfolios was reasonable, the Trustees reviewed a report of the advisory fees paid by the Portfolios to the Adviser as well as the costs of services provided by and the profits realized by the Adviser from its relationship with the Portfolios, and concluded that such profits were not excessive. The Trustees also reviewed reports comparing the expense ratio and advisory fee paid by the Portfolios to those paid by other comparable mutual funds and noted that each Portfolio’s total fees and expenses were within the range of the average fees and expenses incurred by other peer funds. The Board concluded that the advisory fee was the result of arm’s length negotiations and appeared reasonable in light of the services rendered. The Board also considered the Adviser’s commitment to managing the Portfolios and its willingness to continue its expense limitation and fee waiver arrangement with the Portfolios. In addition, the Board considered whether economies of scale were realized during the current contract period, but did not conclude that such economies of scale had yet been achieved with respect to the Portfolios.

Based on the Board’s deliberations and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Portfolios; and (c) agreed to renew the Advisory Agreement for another year.

TS&W Portfolios

P.O. Box 219009

Kansas City, MO 64121

1-866-4TSW-FUN

Adviser:

Thompson, Siegel & Walmsley LLC

6806 Paragon Place, Suite 300

Richmond, VA 23230

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a

current prospectus for the Portfolios described.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 6, 2012

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 6, 2012